UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 6, 2011

PUBLIC MEDIA WORKS, INC.

A Delaware Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-29901	98-0020849
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2330 Marinship Way, Ste. #300

Sausalito, CA 94965

(Address of principal executive offices)

(415) 729-8000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2011, the following proposals were submitted to our stockholders at our 2011 annual meeting of stockholders:

1.	The election of Martin W. Greenwald, Edward Frumkes, Joseph Merhi and Bryan Subotnick to our Board of Directors to hold the office during the ensuing year or until their respective successors are elected and qualified.

2.	The approval of the Company’s 2010 Equity Incentive Plan, as amended.

3.	The approval of an amendment to our Certificate of Incorporation to change our corporate name from Public Media Works, Inc. to Spot Entertainment, Inc.

4.	The approval of an amendment to our Certificate of Incorporation to increase the total number of shares of stock which the Company has the authority to issue from 100,000,000 shares to 125,000,000 shares, and authorize a class of blank check preferred stock, consisting of 25,000,000 authorized shares, which may be issued in one or more series, with such rights, privileges, preferences and restrictions as may be fixed by the Company’s Board of Directors.

The proposals are more fully described in our proxy statement delivered to our stockholders entitled to notice of and to vote at our 2011 annual meeting of stockholders. The following are the final voting results of each proposal.

Proposal 1 - Election of Directors: Our stockholders elected each of Martin W. Greenwald, Edward Frumkes, Joseph Merhi and Bryan Subotnick to our Board of Directors to hold the office during the ensuing year or until their respective successors are elected and qualified. The final voting results were as follows:

Director	Votes For	Withheld	Broker Non-Votes
Martin W. Greenwald	17,604,236	453,835	1,802,666
Edward Frumkes	17,604,236	453,835	1,802,666
Joseph Merhi	17,604,236	453,835	1,802,666
Bryan Subotnick	17,604,236	453,835	1,802,666

Proposal 2 - Approval of the Company’s 2010 Equity Incentive Plan, As Amended: Our stockholders approved the Company’s 2010 Equity Incentive Plan, as amended. The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
17,440,438	617,633	0	1,802,666

Proposal 3 - Approval of the Company’s Name Change: Our stockholders approved an amendment to our Certificate of Incorporation to change our corporate name from Public Media Works, Inc. to Spot Entertainment, Inc. The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
17,946,1936	111,878	0	1,802,666

Proposal 4 - Approval of the Increase of Authorized Shares and Creation of Preferred Stock: Our stockholders approved an amendment to our Certificate of Incorporation to increase the total number of shares of stock which the Company has the authority to issue from 100,000,000 shares to 125,000,000 shares, and authorize a class of blank check preferred stock, consisting of 25,000,000 authorized shares, which may be issued in one or more series, with such rights, privileges, preferences and restrictions as may be fixed by the Company’s Board of Directors. The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
17,338,050	720,021	0	1,802,666

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUBLIC MEDIA WORKS, INC.

Dated: June 7, 2011	By:	/s/ Ed Roffman
Ed Roffman Chief Financial Officer